                                                                     EXHIBIT 2.7

                           AMENDMENT NO. 2 AND WAIVER

         This Amendment No. 2 and Waiver dated as of August 31, 2001 ("Agreement") is among IFCO Systems, N.V., a public limited liability company organized under the laws of the Netherlands ("Holdings"), IFCO Systems North America, Inc., a Delaware corporation ("Borrower"), the Lenders (as defined below) executing this Agreement, and Bank One, NA, as administrative agent for the Lenders ("Administrative Agent").

                                  INTRODUCTION

         A. The Borrower is party to the Second Amended and Restated Credit Agreement dated as of December 31, 2000, as amended by Amendment No. 1 and Consent dated as of June 12, 2001 (as amended, modified, or revised from time to time, the "Credit Agreement") with Holdings, the financial institutions parties thereto ("Lenders"), CIBC World Markets Corp. and Banc One Capital Markets, Inc., as co-lead arrangers and co-book runners, CIBC World Markets Corp., as syndication agent, and the Administrative Agent.

         B. The Borrower, the Lenders, and the Administrative Agent desire to amend the Credit Agreement in certain respects as set forth herein and the Borrower has requested that the Lenders make certain amendments to and waive compliance with certain covenants in the Credit Agreement.

         THEREFORE, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:

         Section 1. Definitions; References. Unless otherwise defined in this Agreement, terms used in this Agreement which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

         Section 2.  Amendments.

         (a) The definition of "Consolidated EBITDA" in Section 1.1 of the Credit Agreement is amended by adding the following sentence after the end of the first sentence:

              Notwithstanding anything herein to the contrary, for the purposes of the calculation of Consolidated EBITDA, any non-cash income and losses derived solely from foreign exchange gains or losses shall be excluded from such calculation.

         (b) The Consolidated Senior Leverage Ratio in Section 7.1(b) of the Credit Agreement is amended in its entirety by replacing the ratio table with the following:

              Fiscal Year      Fiscal Quarter               Ratio

                  2000           Fourth                  2.35 to 1.00

                  2001           First                   2.90 to 1.00
                                 Second                  3.20 to 1.00
                                 Third                   2.30 to 1.00
                                 Fourth                  2.15 to 1.00

                  2002           First                   2.15 to 1.00
                                 Second                  2.00 to 1.00
                                 Third                   1.65 to 1.00
                                 Fourth                  1.60 to 1.00

                  2003           First                   1.60 to 1.00

         Section 3. Waiver. The Administrative Agent and the Lenders hereby, notwithstanding any provisions in the Credit Agreement and the Loan Documents to the contrary, waive compliance with the reporting requirement in Section 6.1(a)(i) of the Credit Agreement, for the fiscal year ending December 31, 2000 only. This waiver is limited to the extent described herein and shall not be construed to be a waiver of any other non-compliance, Defaults or Events of Default that may have occurred or any other actions prohibited by the Credit Agreement. The Administrative Agent and the Lenders reserve the right to exercise any rights and remedies available to them in connection with any future non-compliance or defaults with respect to Section 6.1 of the Credit Agreement or any other provision of any Loan Document.

         Section 4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

         (a) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects as of the date of this Agreement, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects as of such earlier date;

         (b) (i) the execution, delivery, and performance of this Agreement have been duly authorized by appropriate proceedings, and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

         (c) as of the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing.

         Section 5. Effectiveness. This Agreement shall become effective and the Credit Agreement shall be amended as provided in this Agreement upon the occurrence of the following conditions precedent:

         (a) the Borrower, Holdings, the Guarantors, the Administrative Agent, and the Required Lenders shall have delivered duly and validly executed originals of this Agreement to the Administrative Agent; and

         (b) the representations and warranties in this Agreement shall be true and correct in all material respects.

         Section 6.   Effect on Loan Documents.

         (a) Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed and amended heretofore. Nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Loan Documents, as amended, including the waiver of any Event of Default or Default, however denominated.

         (b) This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be an Event of Default or Default under other Loan Documents.

         Section 7. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

         Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

         EXECUTED as of the date first above written.

                          IFCO SYSTEMS, N.V.


                          By:     /s/ Michael W. Nimtsch      /s/ Karl Pohler
                             ------------------------------------------------
                          Name:   Michael W. Nimtsch          Karl Pohler
                               ----------------------------------------------
                          Title:  CFO                         CEO
                                ---------------------------------------------


                          IFCO SYSTEMS NORTH AMERICA, INC.


                          By:        /s/ Steven G. Jones
                             ------------------------------------------------
                          Name:      Steven G. Jones
                               ----------------------------------------------
                          Title:     VP-CFO
                                ---------------------------------------------

                                 BANK ONE, NA, as Administrative Agent and as a Lender


                                 By:        /s/ Thomas E. Both
                                    --------------------------------------------
                                 Name:      Thomas E. Both
                                      ------------------------------------------
                                 Title:     Director, Capital Markets
                                       -----------------------------------------

                                 CANADIAN IMPERIAL BANK OF
                                  COMMERCE, as Lender

                                 By:        /s/ Katherine Bass
                                    --------------------------------------------
                                 Name:      Katherine Bass
                                      ------------------------------------------
                                 Title:     Executive Director
                                       -----------------------------------------
                                        CIBC World Markets Corp. As Agent


                                 DRESDNER BANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES, as Lender


                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________


                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________


                                 COMERICA BANK, as Lender


                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                           BNP PARIBAS, as Lender


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           NATIONAL CITY BANK, as Lender


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           THE ROYAL BANK OF SCOTLAND, as Lender


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           THE BANK OF NOVA SCOTIA, as Lender


                                           By:        /s/ Olivia L. Braun
                                             -----------------------------------
                                           Name:      Olivia L. Braun
                                               ---------------------------------
                                           Title:     Director
                                                --------------------------------

                    ACKNOWLEDGMENT AND CONSENT BY GUARANTORS

         Each of the undersigned Guarantors (i) acknowledges its receipt of a copy of and hereby consents to all of the terms and conditions of the foregoing Consent and (ii) reaffirms its obligations under the Guarantee and Collateral Agreement dated as of March 8, 2000 in favor of Bank One, NA, as Administrative Agent.

         Dated as August 31, 2001.

                              BORROWER:

                              IFCO SYSTEMS NORTH AMERICA, INC.


                              By:     /s/ Steven G. Jones
                                 -------------------------------
                              Name:   Steven G. Jones
                                   -----------------------------
                              Title:  VP
                                    ----------------------------

                              GRANTORS:

                              IFCO SYSTEMS, N.V.


                              By:     /s/ Michael W. Nimtsch     /s/ Karl Pohler
                                 -----------------------------------------------
                              Name:   Michael W. Nimtsch         Karl Pohler
                                   ---------------------------------------------
                              Title:  CFO                        CEO
                                    --------------------------------------------

                                      IFCO SYSTEMS VIRGINIA, INC.
                                      IFCO SYSTEMS FLORIDA, INC.
                                      NEW LONDON PALLET, INC.
                                      NLD, INC.
                                      IFCO SYSTEMS CALIFORNIA, INC.
                                      SOUTHERN PALLET, INC.
                                      IFCO SYSTEMS PENNSYLVANIA, INC.
                                      SHIPSHEWANA PALLET CO., INC.
                                      VALLEY CRATING AND PACKAGING, INC.
                                      DUCKERT PALLET CO., INC.
                                      ISAACSON LUMBER COMPANY
                                      BLACK RIVER FOREST PRODUCTS, INC.
                                      PALEX-TEXAS, INC.
                                      IFCO SYSTEMS IOWA, INC.
                                      SHEFFIELD LUMBER AND PALLET COMPANY, INC.


                                      By:      /s/ Steven G. Jones
                                         ---------------------------------------
                                      Name:    Steven G. Jones
                                           -------------------------------------
                                      Title:   VP
                                            ------------------------------------


                                      AZ PALLET, INC.
                                      BROMLEY ACQUISITION COMPANY, INC.
                                      IFCO SYSTEMS OHIO, INC.


                                      By:      /s/ Steven G. Jones
                                         ---------------------------------------
                                      Name:    Steven G. Jones
                                           -------------------------------------
                                      Title:   VP
                                            ------------------------------------



                                      PALLET MANAGEMENT SERVICES, INC.


                                      By:      /s/ Steven G. Jones
                                         ---------------------------------------
                                      Name:    Steven G. Jones
                                           -------------------------------------
                                      Title:   VP
                                            ------------------------------------

                                      PALEX-TEXAS, L.P.

                                      By: PalEx-Texas, Inc., its General Partner

                                      By:        /s/ Steven G. Jones
                                         ---------------------------------------
                                      Name:      Steven G. Jones
                                           -------------------------------------
                                      Title:     VP
                                            ------------------------------------

                                      IFCO ICS-CHICAGO, INC.
                                      IFCO INDUSTRIAL CONTAINER SYSTEMS HOLDING
                                         COMPANY
                                      IFCO ICS-WASHINGTON, INC.
                                      IFCO ICS-CALIFORNIA, INC.
                                      ENVIRONMENTAL RECYCLERS OF COLORADO, INC.
                                      IFCO ICS-FLORIDA, INC.
                                      IFCO ICS-MINNESOTA, INC.
                                      IFCO ICS-GEORGIA, INC.
                                      IFCO ICS-ILLINOIS, INC.
                                      IFCO ICS-NORTH CAROLINA, INC.
                                      IFCO ICS-MIAMI, INC.
                                      CONTAINER RESOURCES CORPORATION


                                      By:        /s/ Barry Slavin
                                         ---------------------------------------
                                      Name:      Barry Slavin
                                           -------------------------------------
                                      Title:     Vice President
                                            ------------------------------------


                                      IFCO ICS-MICHIGAN, INC.


                                      By:        /s/ Barry Slavin
                                         ---------------------------------------
                                      Name:      Barry Slavin
                                           -------------------------------------
                                      Title:     Vice President
                                            ------------------------------------


                                      IFCO ICS-LLC

                                      By: IFCO ICS-Chicago, Inc., its Manager

                                      By:        /s/ Barry Slavin
                                         ---------------------------------------
                                      Name:      Barry Slavin
                                           -------------------------------------
                                      Title:     Vice President
                                            ------------------------------------

                                PALEX TEXAS HOLDINGS, INC.


                                By:         /s/ Casey Fletcher
                                   ---------------------------------------------
                                Name:       Casey Fletcher
                                     -------------------------------------------
                                Title:      President
                                      ------------------------------------------


                                IFCO SYSTEMS EUROPE GMBH


                                 By:     /s/ Michael W. Nimtsch  /s/ Karl Pohler
                                    --------------------------------------------
                                 Name:   Michael W. Nimtsch      Karl Pohler
                                      ------------------------------------------
                                 Title:  CFO                     CEO
                                       -----------------------------------------


                                SCHOELLER-U.S., INC.


                                By:         /s/ James B. Griffin
                                   ---------------------------------------------
                                Name:       James B. Griffin
                                     -------------------------------------------
                                Title:      President
                                      ------------------------------------------


                                IFCO - U.S., L.L.C.


                                By:         /s/ James B. Griffin
                                   ---------------------------------------------
                                Name:       James B. Griffin
                                     -------------------------------------------
                                Title:      V.P.
                                      ------------------------------------------